                                                                   EXHIBIT 99(C)
                             FORTUNE BANCORP, INC.
                    ELECTION FORM AND LETTER OF TRANSMITTAL

  TO accompany CERTIFICATES REPRESENTING SHARES OF COMMON STOCK, PAR VALUE $.01 PER SHARE ("FORTUNE COMMON STOCK"), AND/OR SHARES OF SERIES A 8% CUMULATIVE CONVERTIBLE PREFERRED STOCK, PAR VALUE $.01 PER SHARE ("FORTUNE PREFERRED STOCK"), OF FORTUNE BANCORP, INC. ("FORTUNE") (TOGETHER, THE FORTUNE COMMON STOCK AND THE FORTUNE PREFERRED STOCK ARE COLLECTIVELY REFERRED TO HEREIN AS THE "SHARES") WHEN SUBMITTED PURSUANT TO AN ELECTION IN CONNECTION WITH THE PENDING MERGER OF FORTUNE WITH AND INTO AMSOUTH BANCORPORATION, A DELAWARE CORPORATION ("AMSOUTH"), WHICH WAS APPROVED BY THE SHAREHOLDERS OF FORTUNE ON MAY 23, 1994. AS USED HEREIN (I) THE "AVERAGE AMSOUTH CLOSING PRICE" MEANS THE AVERAGE CLOSING PRICE OF SHARES OF AMSOUTH COMMON STOCK AS REPRESENTED ON THE NEW YORK STOCK EXCHANGE COMPOSITE TRANSACTION TAPE FOR THE TEN CONSECUTIVE TRADING DAYS ENDING ON THE TENTH BUSINESS DAY BEFORE THE EFFECTIVE DATE OF THE MERGER, (II) THE "CONVERSION RATIO" MEANS THE RATIO OF $17.125 TO THE AVERAGE AMSOUTH CLOSING PRICE, (III) AMSOUTH COMMON STOCK MEANS SHARES OF COMMON STOCK, PAR VALUE $1.00 PER SHARE OF AMSOUTH AND (IV) THE FORTUNE PREFERRED STOCK CASH AMOUNT MEANS $1.81159 IN CASH AND (V) THE "CASH CONSIDERATION" MEANS CASH
EQUAL TO THE SUM OF $17.125 AND THE PRODUCT OF .538522 AND THE AVERAGE AMSOUTH CLOSING PRICE.

  THE INSTRUCTIONS ACCOMPANYING THIS ELECTION FORM AND LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS ELECTION FORM AND LETTER OF TRANSMITTAL ARE COMPLETED. THE ELECTION DEADLINE IS 5:00 P.M., CENTRAL TIME, ON JUNE 16, 1994.

  Nominee record holders, which include nominees, trustees or any other persons that hold shares of Fortune Common Stock or Fortune Preferred Stock in any capacity whatsoever on behalf of another person or entity ("Nominees"), are directed to Instruction 13 and, if submitting more than one election with respect to either Fortune Common Stock or Fortune Preferred Stock, must complete Box C below. Each record holder, unless such record holder is a Nominee, should indicate such holder's election in the boxes in Section A and/or Section B.

  EACH RECORD HOLDER OF FORTUNE COMMON STOCK WHO IS ALSO A RECORD HOLDER OF FORTUNE PREFERRED STOCK SHOULD INDICATE SUCH RECORD HOLDER'S ELECTION WITH RESPECT TO BOTH FORTUNE COMMON STOCK (IN SECTION A BELOW) AND FORTUNE PREFERRED STOCK (IN SECTION B BELOW).

  ALL HOLDERS MAY MAKE DIFFERENT ELECTIONS FOR SHARES OF FORTUNE COMMON STOCK AND FORTUNE PREFERRED STOCK.

                     A. FORTUNE COMMON STOCKHOLDER ELECTION
                                ------

  Check the appropriate box below to make an election (i) to have each of your shares of Fortune Common Stock, if any, converted into the right to receive that number of shares of AmSouth Common Stock equal to the sum of .538522 and the Conversion Ratio in the Merger, or (ii) to have each of your shares of Fortune Common Stock converted into the right to receive the Cash Consideration in the Merger, or (iii) to indicate no election:

 TO BE COMPLETED BY ALL
 HOLDERS OF FORTUNE COM-
 MON STOCK EXCEPT NOMI-                                [_] STOCK ELECTION
 NEES SUBMITTING MORE
 THAN ONE ELECTION FORM.      -> CHECK ONLY ONE BOX    [_] CASH ELECTION
 NOMINEES SUBMITTING MUL-
 TIPLE ELECTIONS MUST USE                              [_] NO ELECTION
 BOX C BELOW TO MAKE
 VALID ELECTIONS.

                           [_] CHECK THIS BOX IF
                           THIS ELECTION REPRESENTS
                           A REVOCATION OF ANY EAR-
                           LIER ELECTION.

  AMSOUTH RESERVES THE RIGHT TO DEEM THAT YOU HAVE CHECKED THE "NO ELECTION" BOX IF:

    (A) NO CHOICE IS INDICATED ABOVE;

    (B) YOU FAIL TO FOLLOW THE INSTRUCTIONS ON THIS ELECTION FORM (INCLUDING SUBMISSION OF YOUR FORTUNE STOCK CERTIFICATES*) OR OTHERWISE FAIL TO PROPERLY MAKE AN ELECTION; OR

    (C) A COMPLETED ELECTION FORM (INCLUDING SUBMISSION OF YOUR FORTUNE STOCK CERTIFICATES, OTHER THAN CERTIFICATES FOR SHARES HELD THROUGH FORTUNE'S DIVIDEND REINVESTMENT PLAN) IS NOT ACTUALLY RECEIVED BY THE ELECTION DEADLINE.

    *If your certificate(s) has been either lost, stolen or destroyed, see Instruction 12 below.

                               ----------------

                   B. FORTUNE PREFERRED STOCKHOLDER ELECTION
                              ---------

  Check the appropriate box below to make an election (i) to have each of your shares of Fortune Preferred Stock, if any, converted into the right to receive that number of shares of AmSouth Common Stock equal to the product of the Conversion Ratio and 1.333333 together with the Fortune Preferred Stock Cash Amount in the Merger, or (ii) to have each of your shares of Fortune Preferred Stock converted into the right to receive an amount in cash equal to the Fortune Preferred Stock Cash Amount plus the product of the Cash Consideration and 1.333333 in the Merger, or (iii) to indicate no election:

 TO BE COMPLETED BY ALL
 HOLDERS OF FORTUNE PRE-
 FERRED STOCK EXCEPT NOM-
 INEES SUBMITTING MORE                                   [_] STOCK ELECTION
 THAN ONE ELECTION FORM.         CHECK ONLY ONE BOX      [_] CASH ELECTION
 NOMINEES SUBMITTING MUL-                                [_] NO ELECTION
 TIPLE ELECTIONS MUST USE
 BOX C BELOW TO MAKE
 VALID ELECTIONS.


                           [_] CHECK THIS BOX IF
                               THIS ELECTION REPRE-
                               SENTS A REVOCATION OF
                               ANY PRIOR ELECTION.


    AMSOUTH RESERVES THE RIGHT TO DEEM THAT YOU HAVE CHECKED THE "NO ELECTION" BOX IF:

    (A) NO CHOICE IS INDICATED ABOVE;

    (B) YOU FAIL TO FOLLOW THE INSTRUCTIONS ON THIS ELECTION FORM (INCLUDING SUBMISSION OF YOUR FORTUNE STOCK CERTIFICATES*) OR OTHERWISE FAIL TO PROPERLY MAKE AN ELECTION; OR

    (C) A COMPLETED ELECTION FORM (INCLUDING SUBMISSION OF YOUR FORTUNE STOCK CERTIFICATES, OTHER THAN CERTIFICATES FOR SHARES HELD THROUGH FORTUNE'S DIVIDEND REINVESTMENT PLAN**) IS NOT ACTUALLY RECEIVED BY THE ELECTION DEADLINE.

     *If your certificate(s) has been either lost, stolen or destroyed, see
      Instruction 12 below.

    **See Instruction 6.

                               ----------------

  The tax consequences to a holder of Shares will vary depending upon, among other things, whether a Stock Election or Cash Election is made. For information as to the federal income tax consequences of receiving shares of AmSouth Common Stock or cash in exchange for your shares of Fortune Common Stock and/or Fortune Preferred Stock, see "ELECTION AND ALLOCATION PROCEDURES-- Certain Federal Income Tax Consequences" in the Prospectus Supplement delivered herewith. You are urged, in addition, to consult with your tax advisor.

  This Election Form and Letter of Transmittal should be promptly (i) completed and signed in the space provided below and on the Substitute Form W-9 and (ii) mailed or delivered with your certificates representing shares of Fortune Common Stock and/or Fortune Preferred Stock to AmSouth Bank N.A., acting as exchange agent (the "Exchange Agent") at either of the following addresses:

                           AMSOUTH BANK N.A.

        BY MAIL:          FOR INFORMATION CALL:     BY HAND/OVERNIGHT COURIER:
    AmSouth Bank N.A.       [(800)         ]            AmSouth Bank N.A.
      P.O. Box 1791            (Toll-Free)        Securities Services Department
   Birmingham, Alabama                         7th Floor, AmSouth/Harbert Plaza
       35201-1791                                      1901 Sixth Avenue North
     (800)                                            Birmingham, Alabama 35203
                                                           (800)

  The method of delivery of certificate(s) for shares of Fortune stock, this Election Form and all other required documents is at the election and risk of the shareholder. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.


                            FORTUNE COMMON STOCK

             DESCRIPTION OF SHARES OF FORTUNE COMMON STOCK ENCLOSED
                                              ------------
- - - - --------------------------------------------------------------------------------
   Name and Address of                Certificate(s) Enclosed
  Registered Holder(s)                 (Please list below--
   (Please fill in, if         attach additional list if necessary)
         blank)
- - - - --------------------------------------------------------------------------------
                               Certificate               Number of
                                Number(s)                  Shares
                         ------------------------------------------------------
                         ------------------------------------------------------
                         ------------------------------------------------------
                         ------------------------------------------------------
                         ------------------------------------------------------
                         ------------------------------------------------------
                         ------------------------------------------------------
                         ------------------------------------------------------
                          Total Number of Shares:
- - - - --------------------------------------------------------------------------------


                           FORTUNE PREFERRED STOCK

           DESCRIPTION OF SHARES OF FORTUNE PREFERRED STOCK ENCLOSED
                                            ---------------
- - - - --------------------------------------------------------------------------------
   Name and Address of                Certificate(s) Enclosed
  Registered Holder(s)                 (Please list below--
   (Please fill in, if         attach additional list if necessary)
         blank)
- - - - --------------------------------------------------------------------------------
                               Certificate               Number of
                                Number(s)                  Shares
                         ------------------------------------------------------
                         ------------------------------------------------------
                         ------------------------------------------------------
                         ------------------------------------------------------
                         ------------------------------------------------------
                         ------------------------------------------------------
                         ------------------------------------------------------
                         ------------------------------------------------------
                          Total Number of Shares:
- - - - --------------------------------------------------------------------------------

IF YOUR STOCK CERTIFICATE(S) HAS BEEN EITHER LOST, STOLEN OR DESTROYED AND YOU REQUIRE ASSISTANCE IN REPLACING IT/THEM, CALL AMSOUTH BANK N.A. TOLL-FREE AT
(800) IMMEDIATELY TO RECEIVE INSTRUCTIONS REGARDING REPLACEMENT. SEE INSTRUCTION 12 BELOW. YOU CANNOT SUBMIT AN EFFECTIVE ELECTION FORM WITHOUT YOUR STOCK CERTIFICATES ATTACHED HERETO.

To AmSouth:

  In connection with the pending merger (the "Merger") of Fortune with and into AmSouth and pursuant to an Agreement and Plan of Merger, dated as of the 12th day of September, 1993 and amended as of May 11, 1994 (as so amended, the "Merger Agreement"), by and between AmSouth and Fortune, the undersigned hereby makes the election or elections set forth herein and surrenders to you for cancellation, as Exchange Agent, certificates representing all of the undersigned's shares of Fortune Common Stock and/or Fortune Preferred Stock (together, the "Shares") listed above in exchange for either (i) the right to receive that number of shares of AmSouth Common Stock (the "Stock Consideration") as determined by the formula set forth in Section A, under "FORTUNE COMMON STOCKHOLDER ELECTION," or in Section B, under "FORTUNE PREFERRED STOCKHOLDER ELECTION," as the case may be, above, together with, in the case of certificates representing Fortune Preferred Stock, an amount in cash equal to the product of Fortune Preferred Stock Cash Amount and the number of shares of Fortune Preferred Stock represented by such certificates, or (ii) the right to receive an amount in cash as determined by the formula set forth under "FORTUNE COMMON STOCKHOLDER ELECTION" or under "FORTUNE PREFERRED STOCKHOLDER ELECTION" (as the case may be) (including the Preferred Stock Cash Amount with respect to shares of Fortune Preferred Stock, the "Cash Consideration") In addition, it is understood that AmSouth will pay cash in lieu of any fractional shares of the Stock Consideration in connection with the Merger. As used herein, the term "Merger Consideration" refers to the Stock Consideration, the Cash Consideration and any cash payable in lieu of fractional shares.

  The undersigned understands that the election referred to above is subject to certain terms, conditions and limitations that have been set out in the following documents: the Merger Agreement; the Proxy Statement-Prospectus, dated April 5, 1994 ("the Proxy Statement-Prospectus"); a Supplement dated May 12, 1994 (the "Proxy Statement Supplement") and a Prospectus Supplement (the "Election Supplement") which accompanies this Election Form and Letter of Transmittal (the "Election Form"). The Merger Agreement is included as Appendix A to the Proxy Statement-Prospectus; the First Amendment thereto, dated as of May 11, 1994 is included as Appendix A to the Proxy Statement Supplement. Extra copies of the Election Form, Proxy Statement Supplement, Election Supplement or Proxy Statement-Prospectus may be requested from AmSouth Bank N.A. as Exchange Agent, at the addresses or phone number shown above. THE FILING OF THIS ELECTION FORM CONSTITUTES AN ACKNOWLEDGEMENT THAT THE UNDERSIGNED HAS RECEIVED, READ AND UNDERSTOOD EACH OF THE PROXY STATEMENT-PROSPECTUS, THE PROXY STATEMENT SUPPLEMENT AND THE ELECTION SUPPLEMENT.

  The undersigned hereby represents and warrants that the undersigned is the registered holder of the Shares, with good title to the above described Shares and full power and authority to sell, assign and transfer the Shares represented by the enclosed certificates, free and clear of all liens, claims and encumbrances, and not subject to any adverse claims. The undersigned will, upon request, execute any additional documents necessary or desirable to complete the surrender and exchange of such Shares. The undersigned hereby irrevocably appoints the Exchange Agent, as agent of the undersigned, to effect the exchange. All authority conferred or agreed to be conferred in this Election Form shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

  Unless otherwise indicated below under Special Issuance and Payment Instructions, in exchange for the enclosed certificates, the undersigned requests issuance of a certificate representing the appropriate number of shares of the Stock Consideration or a check for the Cash Consideration (which shall include cash in lieu of fractional shares, if any, and the Preferred Stock Cash Amount in respect of shares of Fortune Preferred Stock, if any, covered by this Election Form), as the case may be, in the name of the undersigned. Similarly, unless otherwise indicated under Special Delivery Instructions, please mail such certificate and check to the undersigned at the address shown above. In the event that both the Special Delivery Instructions and the Special Issuance and Payment Instructions are completed, please issue such certificate or check, as the case may be, in the name of, and mail such certificate and check to, the person or entity so indicated at the address so indicated. Appropriate signature guarantees have been included with respect to Shares for which Special Delivery Instructions and/or Special Issuance and Payment Instructions have been given.

    SPECIAL ISSUANCE AND PAYMENT              SPECIAL DELIVERY INSTRUCTIONS
            INSTRUCTIONS                      (SEE INSTRUCTIONS 1, 4 AND 5)
    (SEE INSTRUCTIONS 1, 4 AND 5)
                                           To be completed ONLY if the cer-
 To be completed ONLY if the cer-          tificate(s) representing the Stock
 tificate(s) representing the Stock        Consideration or the check repre-
 Consideration or the check repre-         senting the Cash Consideration and
 senting the Cash Consideration,           cash in lieu of fractional shares
 cash in lieu of fractional shares         and the Preferred Stock Cash
 and the Preferred Stock Cash              Amount, if any, as the case may
 Amount, if any, as the case may           be, issued in the name of the un-
 be, are to be issued in the name          dersigned, are to be sent to some-
 of and mailed to someone other            one other than the undersigned or
 than the undersigned.                     to the undersigned at the address
                                           other than that shown above.
 Issue the certificate(s) repre-
 senting the Stock Consideration or        Mail the certificate(s) represent-
 the check representing the Cash           ing the Stock Consideration or the
 Consideration, cash in lieu of            check representing the Cash Con-
 fractional shares and the Pre-            sideration, cash in lieu of frac-
 ferred Stock Cash Amount, if any,         tional shares and the Preferred
 to:                                       Stock Cash Amount, if any, to:


 Name ______________________________       Name ______________________________
           (Please Print)                              (Please Print)
 Address ___________________________       Address ___________________________

 -----------------------------------       -----------------------------------
         (Include Zip Code)                        (Include Zip Code)

 -----------------------------------       -----------------------------------
    (Tax Identification or Social             (Tax Identification or Social
            Security No.)                             Security No.)



                                 SIGN HERE
    -----------------------------------------------------------------
    -----------------------------------------------------------------
                        (Signature(s) of Owner(s))

    (Must be signed by registered holder(s) as name(s) appear(s) on stock certificate(s) or by person(s) authorized to become regis-tered holder(s) of certificates and documents transmitted. If signed by an attorney, trustee, executor, administrator, guard-ian, officer or other person acting in a fiduciary or represen-tative capacity, the capacity of the person signing should be included.) (See Instruction 8.)

    Dated: ______________________________ 1994
    Name(s): ________________________________________________________

    -----------------------------------------------------------------
                                 (Please Print)
    Capacity: _______________________________________________________
    Area Code and
    Telephone Number: _______________________________________________


                            SIGNATURE GUARANTEE
            (REQUIRED ONLY IN CASES SPECIFIED IN INSTRUCTION 5)

    Signature(s)
    Guaranteed: _____________________________________________________

    -----------------------------------------------------------------
        (Name of Firm Providing Signature Guarantee--Please Print)

    -----------------------------------------------------------------
                             (Authorized Signature)

    Date: _______________________________ 1994

   BOX C: TO BE COMPLETED ONLY BY NOMINEES SUBMITTING MULTIPLE ELECTIONS. FOR SUCH PURPOSES A NOMINEE INCLUDES, A NOMINEE, TRUSTEE OR ANY OTHER PERSON THAT HOLDS SHARES OF FORTUNE COMMON STOCK AND/OR FORTUNE PREFERRED STOCK IN ANY CAPACITY WHATSOEVER ON BEHALF OF ANOTHER PERSON OR ENTITY.

                                  [_] CHECK THIS BOX IF
                                  THE ELECTIONS BELOW
                                  REPRESENT A REVOCATION
                                  OF ANY PRIOR ELECTION.


   If this Box C is completed, the undersigned acting for itself and as nominee, trustee or in another representative capacity on behalf of another person or entity, hereby submits the following elections and attaches share certificates for all shares held of record by the undersigned (attach additional sheets if necessary).


                            FORTUNE COMMON STOCK

- - - - --------------------------------------------------------------------------------
                      TOTAL NUMBER OF                CHECK ONE:
                       FORTUNE COMMON   ------------------------------------
                               ------
                       SHARES SUBJECT   CASH ELECTION  STOCK    NO ELECTION
 NUMBER OF ELECTION     TO ELECTION                   ELECTION
- - - - --------------------------------------------------------------------------------
         1
- - - - --------------------------------------------------------------------------------
         2
- - - - --------------------------------------------------------------------------------
         3
- - - - --------------------------------------------------------------------------------
         4
- - - - --------------------------------------------------------------------------------
         5
- - - - --------------------------------------------------------------------------------
         6
- - - - --------------------------------------------------------------------------------
         7
- - - - --------------------------------------------------------------------------------


                           FORTUNE PREFERRED STOCK

                      TOTAL NUMBER OF                CHECK ONE:
                     FORTUNE PREFERRED  ------------------------------------
                             ---------
                       SHARES SUBJECT   CASH ELECTION  STOCK    NO ELECTION
 NUMBER OF ELECTION     TO ELECTION                   ELECTION
- - - - --------------------------------------------------------------------------------
         1
- - - - --------------------------------------------------------------------------------
         2
- - - - --------------------------------------------------------------------------------
         3
- - - - --------------------------------------------------------------------------------
         4
- - - - --------------------------------------------------------------------------------
         5
- - - - --------------------------------------------------------------------------------
         6
- - - - --------------------------------------------------------------------------------
         7

                                  INSTRUCTIONS

  Shareholders of Fortune will not receive any certificates representing shares of the Stock Consideration or the check representing the Cash Consideration, cash in lieu of fractional shares (if any) and the Preferred Stock Cash Amount (if any) in exchange for their certificates representing Shares of Fortune Common Stock and/or Fortune Preferred Stock ("Certificates"), or any dividends payable on such shares of AmSouth Common Stock comprising the Stock Consideration, until the Certificates owned by such shareholders are received by the Exchange Agent at the address set forth above, together with such documents as the Exchange Agent may require and until the same are processed for exchange by the Exchange Agent. No interest will accrue on such dividends. Such dividends will not be reinvested pursuant to AmSouth's Dividend Reinvestment and Common Stock Purchase Plan. If your stock certificate(s) is lost, stolen or destroyed, refer to Instruction 12 below.

  UNLESS THE SPECIAL CIRCUMSTANCES DESCRIBED BELOW IN INSTRUCTION 13 "HOLDERS WHO ARE NOMINEES, TRUSTEES OR OTHER REPRESENTATIVES" APPLY, A HOLDER OF FORTUNE COMMON STOCK AND/OR FORTUNE PREFERRED STOCK MUST CHECK ONE BOX WITH RESPECT TO FORTUNE COMMON STOCK AND/OR ONE BOX WITH RESPECT TO FORTUNE PREFERRED STOCK, RESPECTIVELY, ON THE REVERSE HEREOF IMMEDIATELY UNDER THE CAPTION "ELECTION" TO MAKE AN EFFECTIVE ELECTION.

  You should understand that your election is subject to certain terms, conditions and limitations that have been set out in the following documents: the Merger Agreement; the Proxy Statement-Prospectus, dated April 5, 1994, previously sent to you or which is enclosed herewith (the "Proxy Statement-Prospectus"); the Supplement, dated May 12, 1994 (the "Proxy Statement Supplement") and the Prospectus Supplement which accompanies this Election Form (the "Election Supplement"). The Merger Agreement was included as Appendix A to the Proxy Statement-Prospectus; and the First Amendment thereto was included as Appendix A to the Proxy Statement Supplement. Extra copies of the Proxy Statement Supplement, Election Supplement or Proxy Statement-Prospectus may be requested from the Exchange Agent, at the addresses or phone number shown on the reverse of these Instructions. The delivery of this Election Form is acknowledgement that you have received, read and understood the Proxy Statement-Prospectus, Proxy Statement Supplement and the Election Supplement.

  1. ELECTION DEADLINE. For any election contained herein to be considered, this Election Form, properly completed, and the related Fortune Common Stock and/or Fortune Preferred Stock certificates must be received by the Exchange Agent at the address on the front of this Election Form no later than 5:00 p.m., Central Time, on June 16, 1994. The Exchange Agent will determine whether any Election Form is received on a timely basis and whether an Election Form has been properly completed, as described in the Election Supplement. Any such determination will be conclusive and binding.

  2. REVOCATION OR CHANGE OF ELECTION FORM. Any Election Form may be revoked or changed by written notice from the person submitting such Election Form to the Exchange Agent, but to be effective such notice must be received by the Exchange Agent at or prior to the Election Deadline. The Exchange Agent will have discretion to determine whether any revocation or change is received on a timely basis and whether any such revocation or change has been properly made. Any such determination by the Exchange Agent will be conclusive and binding.

  Shareholders revoking earlier elections by submitting a new Election Form should so indicate by checking the appropriate box in Section A or B or Box C.

  3. ELECTION PROCEDURES. As set forth in the Election Supplement and the Proxy Statement-Prospectus previously delivered to you or enclosed herewith, the number of shares of AmSouth Common Stock to be issued and the total amount of cash to be paid in the Merger will be fixed pursuant to the Merger Agreement. Therefore, the extent to which particular elections will be accommodated will depend upon the respective numbers of Fortune shareholders who elect to receive cash, elect to receive AmSouth Common Stock or make no election. A Fortune shareholder who elects to receive cash may instead receive shares of AmSouth Common Stock and a Fortune shareholder who elects to receive shares of AmSouth Common Stock may instead receive cash. To the extent that all elections cannot be accommodated, the consideration to be issued in the Merger will be allocated pursuant to the procedures set forth in the Merger Agreement and described in the Election Supplement under the caption "ELECTION AND ALLOCATION PROCEDURES". Thus, an election made by you may not be honored in certain circumstances.

  4. NO FRACTIONAL INTERESTS. No certificate representing a fraction of a full share of AmSouth Common Stock will be issued and, in lieu thereof, the Exchange Agent will remit on AmSouth's behalf cash in an amount equal to the product of
(i) the fraction of a share of AmSouth Common Stock, if any, to which any Fortune shareholder would otherwise be entitled and (ii) the closing price of a share of AmSouth Common Stock on the New York Stock Exchange on the date of the Merger (the "Effective Date"). No such holder shall be entitled to dividends, voting rights or any other rights in respect of any fractional share.

  5. GUARANTEE OF SIGNATURES. A signature guarantee on this Election Form is required if the holder has completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Issuance and Payment Instructions" on the Election Form or both. Such guarantee must be made by an Eligible Institution.

  Eligible Institutions include: (i) a bank; (ii) a broker, dealer, municipal securities dealer, municipal securities broker, governmental securities dealer, or government securities broker; (iii) a credit union; (iv) a savings association; or (v) any other entity so long as any of the foregoing is a member of a recognized Medallion Program approved by The Securities Transfer Association, Inc. Public notaries cannot execute acceptable guarantees of signatures.

  6. DELIVERY OF ELECTION FORM AND CERTIFICATES. This Election Form, properly completed and duly executed, together with the Certificate(s), should be delivered to the Exchange Agent at the addresses set forth in this Election Form. Certificates for shares held through Fortune's Dividend Reinvestment Plan need not be delivered herewith; such Certificates will be delivered to the Exchange Agent by the agent under such plan.

  The method of delivery of Certificate(s) and all other required documents is at the election and risk of the owner. However, if Certificates are sent by mail, it is recommended that they be sent by certified mail, appropriately insured, with return receipt requested.

  7. INADEQUATE SPACE. If the space provided herein is inadequate, the Certificate numbers and the numbers of shares of Fortune Common Stock and/or Fortune Preferred Stock represented thereby should be listed on additional sheets attached hereto.

  8. SIGNATURES ON ELECTION FORM, STOCK POWERS AND ENDORSEMENTS. If the Election Form is signed by the registered holder of the shares of Fortune Common Stock and/or Fortune Preferred Stock to which it relates, the signature must correspond with the name as written on the face of the Certificate(s) without any change whatsoever.

  If any of the shares of Fortune Common Stock and/or Fortune Preferred Stock to which the Election Form relates are owned of record by two or more joint owners, all such owners must sign the Election Form.

  If any shares of Fortune Common Stock and/or Fortune Preferred Stock to which the Election Form relates are registered in different names on several Certificate(s), it will be necessary to complete, sign, and submit as many separate Election Forms as there are different registrations of Certificate(s).

  If this or any Certificate(s) or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Exchange Agent of their authority so to act must be submitted.

  When the Election Form is signed by the registered holder(s) of the shares of Fortune Common Stock and/or Fortune Preferred Stock to which it relates, no endorsements of Certificate(s) or separate stock powers are required unless payment is to be made to or Certificate(s) for shares of AmSouth Common Stock are to be issued to a person other than the registered holder(s). Signatures on such Certificate(s) or stock powers must be guaranteed by an Eligible Institution.

  If the Election Form is signed by a person other than the registered holder(s) of Fortune Common Stock and/or Fortune Preferred Stock to which it relates, the Certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered owner or owners appears on the Certificate(s). Signatures on such Certificate(s) or stock powers must be guaranteed by an Eligible Institution.

  If you hold share certificates for which you are not the record holder you may not submit an election. You may, however, want to request the record holder to make an election on your behalf.

  9. STOCK TRANSFER TAXES. In the event that any transfer or other taxes become payable by reason of the issuance of shares of AmSouth Common Stock in any name other than that of the record holder, such transferee or assignee must pay such tax to AmSouth or must establish to the satisfaction of AmSouth that such tax has been paid.

  10. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Indicate the name and/or address of the person(s) to whom the Stock Consideration or the check representing the Cash Consideration, cash in lieu of fractional shares (if any) and the Preferred Stock Cash Amount (if any) are to be issued and sent, if different from the name and/or address of the person(s) signing this Election Form.

  11. SUBSTITUTE FORM W-9. Each surrendering shareholder is required to provide the Exchange Agent with such holder's correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9 which is a part of this Election Form and to certify whether the shareholder is subject to backup withholding. Failure to provide the information on the form may subject the surrendering shareholder to 31% federal income tax withholding on payments made to such surrendering shareholder with respect to the Shares and on future dividends paid by AmSouth. A holder must cross out item (2) in the Certification box of Substitute Form W-9 if such holder has been notified by the Internal Revenue Service that such holder is currently subject to backup withholding. The box in
Part 3 of the form should be checked if the surrendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Exchange Agent is not provided with a TIN within 60 days, thereafter AmSouth will withhold 31% of all such payments and dividends until a TIN is provided to the Exchange Agent.

  12. LOST, STOLEN OR DESTROYED CERTIFICATES. If your stock certificate(s) has been either lost, stolen or destroyed, a completed affidavit of loss must be submitted to AmSouth Bank N.A. prior to the Election Deadline in order for you to make a valid election. You are urged to call AmSouth Bank N.A. toll-free at
(800) immediately to receive instructions as to the steps you must take in order to effect an exchange of your Fortune shares.

  13. HOLDERS WHO ARE NOMINEES, TRUSTEES OR OTHER REPRESENTATIVES. Each holder of record is entitled to make an election and submit an Election Form covering all shares of Fortune Common Stock and/or Fortune Preferred Stock actually held of record by such holder. Nominee record holders, which include nominees, trustees or any other persons that hold shares of Fortune Common Stock and/or Fortune Preferred Stock in any capacity whatsoever on behalf of another person or entity, are entitled to make an election for such nominee record holders as well as an election on behalf of each beneficial owner of shares of Fortune Common Stock and/or Fortune Preferred Stock held through such nominee record holders, but such elections must be made on one Election Form. Such Election Form must set forth the election for each beneficial owner separately. Beneficial owners who are not record holders are not entitled to submit Election Forms.

  14. INFORMATION AND ADDITIONAL COPIES. Information and additional copies of this Election Form may be obtained by writing to AmSouth Bancorporation, Post Office Box 11007, Birmingham, Alabama 35288, Attention: Investor Relations, or by telephoning 205/583-4439.

                           IMPORTANT TAX INFORMATION

  Under federal income tax laws, a holder who receives payments pursuant to the merger of Fortune with and into AmSouth is required by law to provide the Exchange Agent (as payer) with such holder's correct TIN on Substitute Form W-9 below. If such holder is an individual, the TIN is his or her social security number. If the holder is a business or other entity, such holder's tax identification number will be the same as such holder's employer identification number. If the Exchange Agent is not provided with the correct TIN, a $50 penalty may be imposed by the Internal Revenue Service, and cash payments received by such holder in the merger of Fortune into AmSouth and any future dividends paid on AmSouth Common Stock will be subject to backup withholding.

  Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt holders should indicate their exempt status on Substitute Form W-9. In order for a foreign individual to qualify as an exempt recipient, such individual must submit a Form W-8, signed under penalties of perjury, attesting to such individual's exempt status. A Form W-8 may be obtained from the Exchange Agent. Forms of such statements can be obtained from the Exchange Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

  If backup withholding applies, the Exchange Agent is required to withhold 31% of any payments made to the holder or other payee. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

  To prevent backup withholding on payments made with respect to Shares, the holder is required to notify the Exchange Agent of such holder's correct TIN by completing the form below, certifying that the TIN provided on the Substitute Form W-9 is correct (or that such holder is awaiting a TIN) and that (a) such holder is exempt from backup withholding, (b) such holder has not been notified by the Internal Revenue Service that he is subject to backup withholding as a result of a failure to report all interest or dividends or (c) the Internal Revenue Service has notified such holder that such holder is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

  The holder is required to give the Exchange Agent the TIN (i.e., social security number or employer identification number) of the holder of the Shares tendered hereby. If the Shares are held in more than one name or are not held in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

                        PAYER'S NAME: AMSOUTH BANK N.A.
- - - - --------------------------------------------------------------------------------


 SUBSTITUTE              PART 1 -- PLEASE PROVIDE       ---------------
 FORM W-9                YOUR TIN IN THE BOX AT      Social Security Number
 (SEE INSTRUCTION 7)     RIGHT AND CERTIFY BY
                         SIGNING AND DATING BELOW   OR
                                                       --------------------
 PLEASE FILL IN YOUR                                 Employer Identification
 NAME AND ADDRESS BE-                                         Number
 LOW                    -------------------------------------------------------

 ----------------------
 Name                    PART 2 -- CERTIFICATION -- UNDER        PART 3 --
                         PENALTIES OF PERJURY, I CERTIFY
                         THAT:


 (If joint names, list                                           Awaiting
 first and circle the                                            TIN     [_]
 name of the person or
 entity whose name is
 entered in Part 1)

                         (1) The number shown on this form is   ---------------
                             my correct Taxpayer Identifica-     PART 4 --
                             tion Number (or I am waiting for
 ----------------------      a number to be issued to me) and

                         (2) I am not subject to backup with-    Exempt  [_]
                             holding because (a) I am exempt
                             from backup withholding or (b) I
                             have not been notified by the
                             Internal Revenue Service ("IRS")
                             that I am subject to backup
                             withholding as a result of fail-
                             ure to report all interest or
                             dividends, or (c) the IRS has
                             notified me that I am no longer
                             subject to backup withholding.
 Address (number and street)
 ----------------------
 City, State and Zip Code

 DEPARTMENT OF THE
 TREASURY
 INTERNAL REVENUE
 SERVICE

                        -------------------------------------------------------


 PAYER'S REQUEST FOR     CERTIFICATION INSTRUCTIONS -- You must cross out
 TAXPAYER                item (2) in Part 2 above if you have been notified
 IDENTIFICATION NUMBER   by the IRS that you are subject to backup withhold-
 (TIN)                   ing because of underreporting interest or dividends
                         on your tax return. However, if after being notified by the IRS that you are no longer subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2). If you are exempt from backup withholding, check the box in Part 4 above.

                         SIGNATURE __________________________ DATE      , 1994


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM WILL RESULT IN BACKUP WITHHOLD-
      ING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE MERGER OF FORTUNE WITH AND INTO AMSOUTH AND ANY FUTURE DIVIDENDS PAID ON AMSOUTH COMMON STOCK. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAX-PAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DE-TAILS.

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                  THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9


             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 31% of all reportable payments made to me will be withheld until I provide a number.

 _________________________________________________________, 1994
 Signature                           Date

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

                         NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE
PAYER. -- Social Security numbers have nine digits separated by two hyphens:
i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 000-000000. The table below will help determine the number to give the payer.
- - - - --------------------------------------------------------------------------------

                                                            Give the
                                                            SOCIAL SECURITY
 For this type of account:                                  number of --
- - - - ------------------------------------------------------------------------------
  1. An individual's account                                The individual
  2. Two or more individuals (joint account)                The actual owner
                                                            of the account or,
                                                            if combined funds,
                                                            any one of the
                                                            individual's/1/
  3. Husband and wife (joint account)                       The actual owner
                                                            of the account or,
                                                            if joint funds,
                                                            either person/1/
  4. Custodian account of a minor (Uniform Gift to Minors   The minor/2/
     Act)
  5. Adult and minor (joint account)                        The adult or, if
                                                            the minor is the
                                                            only contributor,
                                                            the
                                                            minor/1/
  6. Account in the name of guardian or committee for a     The ward, minor,
     designated ward, minor, or incompetent person          or incompetent
                                                            person/3/
  7. a The usual revocable savings trust account (grantor   The grantor-
      is also trustee)                                      trustee/1/
     b So-called trust account that is not a legal or       The actual
      valid trust under State law                           owner/1/
- - - - ------------------------------------------------------------------------------

- - - - --------------------------------------------------------------------------------

                                                             Give the EMPLOYER
                                                             IDENTIFICATION
 For this type of account:                                   number of --
- - - - -------------------------------------------------------------------------------
  8. Sole proprietorship account                             The Owner/4/
  9. A valid trust, estate, or pension trust                 Legal entity (Do
                                                             not furnish the
                                                             identifying number
                                                             of the personal
                                                             representative or
                                                             trustee unless the
                                                             legal entity
                                                             itself is not
                                                             designated in the
                                                             account title.)/5/
 10. corporate account                                       The Corporation
 11. Religious, charitable, or educational organization      The organization
     account
 12. Partnership account held in the name of the business    The partnership
 13. Association, club, or other tax-exempt organization     The organization
 14. A broker or registered nominee                          The broker or
                                                             nominee
 15. Account with the Department of Agriculture in the       The public entity
     name of a public entity (such as a State or local
     government, school district, or prison) that receives
     agricultural program payments.
- - - - -------------------------------------------------------------------------------

/1/List first and circle the name of the person whose number you furnish.

/2/Circle the minor's name and furnish the minor's social security number.

/3/Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.

/4/Show the name of the owner.

/5/List first and circle the name of the legal trust, estate, or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9
OBTAINING A NUMBER

If you don't have a taxpayer identification number or you don't know your num-ber, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from backup withholding on ALL payments include the following:

. A corporation.

. A financial institution.

. An organization exempt from tax under section 501(a), or an individual re-tirement plan.

. The United States or any agency or instrumentality thereof.

. A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

. A foreign government, a political subdivision of a foreign government, or agency or instrumentality thereof.

. An international organization or any agency, or instrumentality thereof.

. A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

. A real estate investment trust.

. A common trust fund operated by a bank under section 584(a).

. An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1).

. An entity registered at all times under the Investment Company Act of 1940.

. A foreign central bank of issue.

 Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

. Payments to nonresident aliens subject to withholding under section 1441.

. Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

. Payments of patronage dividends where the amount received is not paid in money.

. Payments made by certain foreign organizations.

. Payments made to a nominee.

 Payments of interest not generally subject to backup withholding include the following:

. Payments of interest on obligations issued by individuals.

  NOTE: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

. Payments of tax-exempt interest (including exempt interest dividends under section 852).

. Payments described in section 6048(b)(6) to nonresident aliens.

. Payments on tax-free covenant bonds under section 1451.

. Payments made by certain foreign organizations.

. Payments made to a nominee.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOU TAXPAYER IDEN-TIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER, IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

  Certain payments other than interest, dividends, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045, and 6050A.

PRIVACY ACT NOTICE. -- Section 6109 requires most recipients of dividend, in-terest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are re-quired to file tax returns. Beginning January 1, 1993, payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Cer-tain penalties may also apply.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. -- If you fail to furnish your taxpayer identification number to a payer, you are sub-ject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. -- If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION -- Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE
                                    SERVICE

                                    PAGE 2